                                                                    Exhibit 3.11

                                     (SEAL)

                                STATE OF COLORADO

                                  DEPARTMENT OF
                                      STATE
                                   CERTIFICATE

     I, DONETTA DAVIDSON, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO OF

                         T-NETIX MONITORING CORPORATION
                             (COLORADO CORPORATION)

AS FILED IN THIS OFFICE AND ADMITTED TO RECORD.

Dated: July 08, 2004


                                        /s/ Donetta Davidson
                                        ----------------------------------------
                                        SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

                                       OF

                      TELE-MATIC INTERNATIONAL CORPORATION

                                    ARTICLE I

     These Articles of Incorporation shall be effective as of 12:01 a.m. on August 1, 1990.

                                   ARTICLE II

     The name of the corporation is Tele-Matic International Corporation (the "Corporation").

                                   ARTICLE III

     The Corporation shall have perpetual existence.

                                   ARTICLE IV

     The nature of the business, the object of and the purpose for which the Corporation is created is to engage in the transaction of all lawful business for which corporations may be incorporated under and pursuant to the laws of the State of Colorado.

                                    ARTICLE V

     The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the laws of the State of Colorado including, but not limited to, the power to enter into general partnerships, limited partnerships (whether the Corporation be a limited or general partner), joint ventures, syndicated pools, associations and other arrangements for carrying on one or more of the purposes set forth in Article IV hereof, jointly or in common with others. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of its corporate purposes.

                                   ARTICLE VI

A.   AUTHORIZED SHARES

     The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000,000 shares of common stock with no par value, and 1,000,000 shares of preferred stock with no par value. The consideration for the issuance of shares of stock of the Corporation may be paid in whole or in part in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. All shares of stock of the Corporation when issued shall be fully paid and nonassessable.

B.   COMMON STOCK

     (a) After the requirements with respect to preferential dividends on the preferred stock, if any, shall have been met, and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then, and not otherwise, the holders of the common stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors of the Corporation.

     (b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the preferred stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of the common stock held by them respectively.

     (c) Except as may otherwise be required by law, each holder of the common stock shall have one vote in respect of each share of the common stock held by such holder on all matters voted upon by the shareholders.

C.   PREFERRED STOCK

     Shares of Preferred Stock may be divided into such series as may be established, from time to time, by the Board of Directors. The Board of Directors, from time to time, may fix and determine the relative rights and preferences of the shares of any series so established.

D.   TRANSFER RESTRICTIONS

     The Corporation shall have the right, by appropriate action, to impose restrictions upon the transfer of any shares of stock from time to time issued, or any interest therein; provided, however, that any such restrictions, or notice of the substance thereof, shall be set forth upon the face or back of the certificates representing such shares of stock.

E.   PREEMPTIVE RIGHTS

     The owners of shares of stock of the Corporation shall not be entitled as a right to purchase or subscribe for any unissued or treasury shares of the Corporation of any class or series, or any additional shares of the Corporation of any class or series to be issued by reason of any increase in the authorized shares of the Corporation of any class or series, or any bonds, certificates of indebtedness, debentures or other securities, rights, warrants, or options convertible into shares of the Corporation of any class or series.

F.   MAJORITY VOTE

     In any and every action where the vote or concurrence of greater than a majority of shareholders is required, to the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-4-118), as the same now exists or may hereafter be amended, such requirement shall be reduced to the vote or concurrence of a majority of the shareholders.

                                   ARTICLE VII

     The private property of the shareholders of the Corporation shall not be subject to the payment of the debts, liabilities or obligations of the Corporation.

                                  ARTICLE VIII

     The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, these Articles of Incorporation or by the laws of the State of Colorado. The number of directors of the Corporation shall be no fewer than three; provided, however, that if all outstanding shares of stock of the Corporation entitled to vote in the election of directors of the Corporation are held of record by fewer than three shareholders, there need be only as many directors as there are shareholders of record. Subject to such limitation, the number of directors shall be fixed by resolution of the Board of Directors and may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. At such time, if any, when the Board of Directors consists of six or more members, in lieu of electing the whole number of directors annually, the Board of Directors may by appropriate resolution divide the directors into either two or three classes, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there are two classes, or until the third succeeding annual meeting, if there are three classes. No classification of directors shall be effective prior to the first annual meeting of shareholders.

                                   ARTICLE IX

     The initial Board of Directors shall consist of three member. The name and address of the persons who shall serve as directors until the first annual meeting of shareholders or until their successors are duly elected and qualified is as follows:

Name                Address
----                -------
Terry D. Johnson    7304 South Alton Way
                    Englewood, Colorado 80112

Donald G. Antonio   7304 South Alton Way
                    Englewood, Colorado 80112

Dwight W. Kitchin   7304 South Alton Way
                    Englewood, Colorado 80112

                                    ARTICLE X

     Cumulative voting in the election of directors of the Corporation shall not be allowed.

                                   ARTICLE XI

A.   POWER TO INDEMNIFY

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-3-101.5), as the same now exists or may hereafter be amended, the Corporation shall indemnify its directors and officers. Other employees, trustees and agents of the Corporation may be indemnified by the Corporation upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

B.   EXPENSES PAYABLE IN ADVANCE

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-3-101.5), as the same now exists or may hereafter be amended, the corporation shall pay for or reimburse the reasonable expenses of its directors and officers who are parties to a proceeding that is or may be subject to indemnification under this Article XI in advance of the final disposition of such proceeding. Such expenses incurred by other employees, trustees and agents may be so paid upon such terms and conditions, consistent with applicable law, as the Board of Directors deems appropriate.

C.   NON-EXCLUSIVITY

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article XI shall not be deemed exclusive of any other rights to which the person seeking such indemnification or advancement may be entitled under any law, Bylaw, agreement, contract, vote of shareholders or Board of Directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to actions in such person's official capacity and as to actions in another capacity while holding such office. The provisions of this Article XI shall not be deemed to preclude any person being indemnified who is not specified in this Article XI but with respect to which the Corporation has the power or obligation to indemnify under the provisions of the laws of the State of Colorado or otherwise.

D.   INSURANCE

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against or incurred by such person in any such capacity or arising out of such persons' status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the laws of the State of Colorado or otherwise. Any such insurance may be procured from any insurance company designated by the Board of Directors of the corporation, whether such insurance company is formed under the laws of the State of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has equity or any other interest, through stock ownership or otherwise.

E.   SURVIVAL

     The indemnification and the advancement of expenses provided by, or granted pursuant to, this Article XI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. No amendment of this Article XI shall affect any right of any director, officer, employee, fiduciary, agent or other person based on any event or proceeding occurring prior to such amendment.

F.   MEANING OF "CORPORATION" FOR PURPOSES OF ARTICLE XI

     For purposes of this Article XI, reference to "the Corporation" shall include, in addition to any resulting or surviving corporation of the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, fiduciaries or agents, so that any person who is or was a director, officer, employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust, joint venture, syndicate or other enterprise, shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

G.   ELIMINATION OF PERSONAL LIABILITY OF DIRECTORS

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-3-101), as the same now exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE XII

     To the fullest extent permitted by the laws of the State of Colorado (currently set forth in C.R.S. 7-5-114.5), as the same now exists or may hereafter be amended, no contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer was present at or participated in the meeting of the board or committee thereof which authorized, approved, or ratified the contract or transaction or solely because such person's or their votes were counted for such purpose.

                                  ARTICLE XIII

     The Corporation's principal place of business in the State of Colorado shall be 7304 South Alton Way, Englewood, Colorado 80112 or such other address as the Board of Directors may designate. The address of the Corporation's initial registered office shall be the Law Offices of Fay M. Matsukage, Stanford Place 3, Suite 201, 4582 South Ulster Street Parkway, Denver, Colorado 80237-2633 and the name of the Corporation's initial registered agent at such address is Thaddeus A. Mazurek, Jr.

                                   ARTICLE XIV

     The Board of Directors shall have the power to formulate and adopt the Bylaws of the Corporation and from time to time amend, alter, repeal or supplement any provision of such Bylaws as it deems proper for the administration and regulation of the affairs of the Corporation.

                                   ARTICLE XV

     The right is reserved to the Board of Directors from time to time to amend, alter, repeal or supplement any provisions of these Articles of Incorporation in any manner now or hereafter prescribed or permitted by the laws of the State of Colorado, and the rights of the shareholders of the Corporation shall be subject to the right reserved to the Board of Directors pursuant to this Article XV.

                                   ARTICLE XVI

     The name and address of the incorporator of the Corporation is Thaddeus A. Mazurek, Jr., Law Offices of Fay M. Matsukage, Stanford Place 3, Suite 201, 4582 South Ulster Street Parkway, Denver, Colorado 80237-2633.

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 10th day of July 1990.


                                        By /s/ Thaddeus A. Mazurek
                                           -------------------------------------
                                           Thaddeus A. Mazurek, Jr.
                                           Incorporator

STATE OF COLORADO           )
                            ) ss.
CITY AND COUNTY OF DENVER   )

     Personally appeared before me this 10th day of July 1990, Thaddeus A. Mazurek, Jr. who, being first duly sworn, declared that he executed the foregoing Articles of Incorporation and that the statements therein are true and correct to the best of his knowledge and belief.

     Witness my hand and official seal.


                                        /s/ Illegible
                                        ----------------------------------------
                                        Notary Public

My commission expires:
Nov.15, 1992

SS: FORM DFI                         Mail to: Secretary of State   for office use only
(Rev. 3/92)                              Corporations Office
                                      1560 Broadway, Suite 200
                                       Denver, Colorado 80202
                                           (303) 894-2251

SUBMIT ONE                             STATEMENT OF CHANGE OF
Filing fee: $10.00                      REGISTERED OFFICE OR
This document must be typewritten.    REGISTERED AGENT, OR BOTH

                                  DP 901073882

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Limited Liability Company Act, the undersigned organized under the laws of COLORADO submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

     First: The name of the corporation, limited partnership or limited liability company is: TELE-MATIC INTERNATIONAL CORPORATION

     Second: The address of its REGISTERED OFFICE is 6675 S. Kenton St. #100 Englewood, Co 80111

     Third: The name of its REGISTERED AGENT is Robert J Mohrbacher

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth: The address of its place of business in Colorado is 6675 S. Kentn St. #100 Englewood, Co 80111

                                  TELE-MATIC INTERNATIONAL CORP (Note 1)


                                  By _________________________________ (Note 2)

                                     Its _____________ President
                                     Its _____________ authorized agent
                                     Its _____________ registered agent (Note 3)
                                     Its _____________ general partner
                                     Its _____________ manager

Notes: 1. Each name of corporation, limited partnership or limited liability company making the statement.

       2. Signatures and title of officer signing for the corporation must be president; for a foreign corporation without such officers, the authorized agent; for a limited partnership, must be a general partner; for a limited liability company, must be a manager.

       3. Regarding corporations: This statement must be executed by the registered agent when it involves only a registered address change. A copy of this statement has been forwarded to the corporation by the registered agent

                          Mail to: Secretary of State   For office use only  003
                             Corporations Section
                           1560 Broadway, Suite 200
                                Denver, CO 80202
                                (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $10.00
MUST SUBMIT TWO COPIES

                             STATEMENT OF CHANGE OF
Please include a typed       REGISTERED OFFICE OR
self addressed envelope    REGISTERED AGENT, OR BOTH

                                  DP 901073882

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado limited Liability Company Act, the undersigned, organized under the laws of: Colorado submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: Tele-Matic International Corporation

SECOND: Street address of current REGISTERED OFFICE is: 6675 South Kenton
        Street, Suite 100, Englewood, Colorado 80111
                           (Include City, State, Zip)
       and if changed, the new street address is:____________________________
                                                  (Include City, State, Zip)

THIRD: The name of its current REGISTERED AGENT is: Robert J. Mohrbacher and if changed, the new registered agent is: John Giannaula


       Signature of New Registered Agent /s/ John Giannaula
                                         ------------------------
       Principal place of business
       6675 South Kenton Street, Englewood, Colorado 80111
                        (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is ___________________________________________________________


                                                Signature /s/ John Giannaula
                                                          ----------------------
                                                Title Secretary

                          Mail to: Secretary of State   For office use only  002
                             Corporations Section
                           1560 Broadway, Suite 200
                                Denver, CO 80202
                                (303) 894-2251
MUST BE TYPED                  Fax (303)894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES            DP 901073882
CHANGE OF NAME

                             ARTICLES OF AMENDMENT
PLEASE INCLUDE A TYPED               TO THE
SELF-ADDRESSED ENVELOPE    ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is Tele-Matic International Corporation.

SECOND: The following amendment to the Articles of Incorporation was adopted on April 5, 1996, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

     No shares have been issued or Directors Elected - Action by Incorporators
---

     No shares have been issued but Directors Elected - Action by Directors
---
     Such amendment was adopted by the board of directors where shares have been --- issued and shareholder action was not required.

 X   Such amendment was adopted by a vote of the shareholders. The number of
---  shares voted for the amendment was sufficient for approval.

       SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

THIRD: If changing corporate name, the new name of the corporation is T-Netix International Corporation.

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     None.

If these amendments are to have a delayed effective date, please list that date:__________________
            (Not to exceed ninety (90) days from the date of fling)

                                            TELE-MATIC INTERNATIONAL CORPORATION


                                            Signature /s/ John Giannaula
                                                      --------------------------
                                            Title John Giannaula, Secretary

                                    EXHIBIT A

     Article II of the Corporation's Articles of Incorporation shall be amended to state:

     "The name of the corporation shall be T-Netix International Corporation (the "Corporation")."

     Article XII of the Corporation's Articles of Incorporation shall be amended to state:

     "The Corporation's principal place of business in the State of Colorado shall be 6675 South Kenton Street, Englewood, Colorado 80111, or such other address as the Board of Directors may designate. The address of the Corporation's registered office shall be South Kenton Street, Englewood, Colorado 80111, and the name of the Corporation's registered agent at such address is John Giannaula."

                                                                FILED
                                                            VICTORIA ______
                                                     COLORADO SECRETARY OF STATE
                                                            19981232565 C

                                                     SECRETARY OF STATE

                               ARTICLES OF MERGER

                             DPC 19901073882 ______

     The undersigned corporations, T-Netix International Corporation, a Colorado corporation ("TIC"), and Cell-Tel Monitoring, Inc. a Florida corporation ("Cell-Tel"), pursuant to Section 7-111-105 of the Colorado Business Corporation Act, adopt the following Articles of Merger.

     1. On the effective date specified below, Cell-Tel shall merge with and into TIC and the separate existence of Cell-Tel shall cease pursuant to the terms of the Plan of Merger attached hereto as Exhibit A (the "Plan"), and TIC shall continue as the surviving corporation.

     2. On December 30, 1998, the Board of Directors of TIC and the Board of Directors of Cell-Tel adopted and approved the Plan.

     3. On December 30 1998, the sole shareholder of TIC voted upon the Plan. The votes cast by each voting group entitled to vote was sufficient for approval.

     4. On December 30, 1998, the shareholders of Cell-Tel voted upon the Plan. The votes cast by each voting group entitled to vote was sufficient for approval.

     5.   The effective date of the Plan shall be December 31, 1998.

     IN WITNESS WHEREOF, these Articles of Merger have been signed and verified by the duly authorized officers of TIC and Cell-Tel on this 30th day of December, 1998.

                                        T-NETIX INTERNATIONAL CORPORATION


                                        /s/ Alvin Schopp
                                        ----------------------------------------
                                        Alvin Schopp, President


                                        CELL-TEL MONITORING, INC.


                                        /s/ Carol E. Webb
                                        ----------------------------------------
                                        Carol E. Webb, President

                                    EXHIBIT A

                                 PLAN OF MERGER

     This Plan of Merger ("Plan") is entered into this 30th day of December, 1998, by and between T-Netix International Corporation, a Colorado corporation ("TIC"), and Cell-Tel Monitoring, Inc., a Florida corporation ("Cell-Tel").

                                    RECITALS

     A. TIC is a wholly owned subsidiary of T-NETTX, Inc., a Colorado corporation.

     B. The respective Boards of Directors of TIC and Cell-Tel have determined that it is in the best interest of said corporations and their shareholders to merge Cell-Tel with and into TIC, with TIC as the surviving corporation, upon the terms and conditions set forth herein.

     THEREFORE, in consideration of the mutual covenants contained herein, TIC and Cell-Tel agree as follows:

     1. On the effective date specified in the Articles of Merger to be filed with the Colorado Secretary of State and the Articles of Merger to be filed with the Florida Secretary of State, Cell-Tel shall merge with and into TIC (the "Merger"), the separate existence of Cell-Tel shall cease and TIC shall continue as the surviving corporation.

     2. Upon consummation of the Merger, all outstanding shares of the common stock and the preferred stock of Cell-Tel shall be canceled in exchange for consideration described in the Shareholders and Subscription Agreement dated December 3, 1997, by and among Cell-Tel, T-NETIX, Inc., Michael D. Duke and Carol E. Webb, as amended.

     3. The Articles of Incorporation and bylaws of TIC as in effect immediately prior to the Merger will remain the Articles of Incorporation and bylaws of TIC as the surviving corporation after the Merger. TIC shall immediately after the Merger amend its Articles of Incorporation to change its corporate name to "T-Netix Monitoring Corporation" and shall take all actions necessary to become qualified to transact business in the State of Florida as a foreign corporation.

     4. The directors and officers of TIC immediately prior to the Merger shall be the directors and officers of TIC after the Merger until their successors have been elected and have qualified.

     5. After the Merger, all rights, privileges, powers and all property and assets of TIC and Cell-Tel shall be vested in and be held by TIC as the surviving corporation, without further act or deed, and all the estates and interest of every kind of TIC and Cell-Tel, including all debts due to either of them, shall be the property of TIC as the surviving corporation. All rights of creditors and liens upon any property of TIC or Cell-Tel shall be preserved unimpaired and all debts, liabilities and duties of TIC and Cell-Tel shall be debts, liabilities and duties of TIC as the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     6. This Plan may be terminated and the Merger abandoned at any time prior to the effective date by the mutual written consent of the parties hereto.

     IN WITNESS WHEREOF, this Plan of Merger has been signed by the duly authorized officers of TIC and Cell-Tel on the date above written.

                                        T-NETIX INTERNATIONAL CORPORATION


                                        /s/ Alvin Schopp
                                        ----------------------------------------
                                        Alvin Schopp, President


                                        CELL-TEL MONITORING, INC.


                                        /s/ Carol E. Webb
                                        ----------------------------------------
                                        Carol E. Webb, President

DOMESTIC _________ FOREIGN _________ PROFIT _________ NONPROFIT ______________

________________________________________________________________________________
________________________________________________________________________________

MERGER #19981232565

                            CELL-TEL MONITORING, INC.
                       (FLORIDA NONQUALIFIED CORPORATION)

                                      INTO

                T-NETIX INTERNATIONAL CORPORATION DPC19901073882
                             (COLORADO CORPORATION)

                                    SURVIVOR

MERGER 19981232565 CONSOLIDATION ________________________
CANCELLATION OF LIMITED PARTNERSHIP DUE TO MERGER _________________________

DOMESTIC _________ FOREIGN _________ PROFIT _________ NONPROFIT ______________

________________________________________________________________________________
________________________________________________________________________________

CELL-TEL MONITORING, INC
(FLORIDA CORPORATION NON-QUALIFIED)

INTO

T-NETIX INTERNATIONAL CORPORATION
COLORADO CORPORATION DPC 19901073882), THE SURVIVOR.

                          MAIL TO: SECRETARY OF STATE   FOR OFFICE USE ONLY  002
PLEASE INCLUDE A TYPED        CORPORATIONS SECTION
SELF-ADDRESSED ENVELOPE     1560 BROADWAY, SUITE 200               ____
                                DENVER, CO 80202              _____________
                                 (303) 894-2251         ________________________
MUST BE TYPED                  FAX (303)894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

                              ARTICLES OF AMENDMENT
     CHANGE OF NAME                  TO THE
                           ARTICLES OF INCORPORATION

                                DPC 1990 1073887

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is T-Netix International Corporation.

SECOND: The following amendment to the Articles of Incorporation was adopted on December 30, 1998 as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

     No shares have been issued or Directors Elected - Action by Incorporators
----
     No shares have been issued but Directors Elected - Action by Directors
----
     Such amendment was adopted by the board of directors where shares have been ---- issued and shareholder action was not required.

 XX Such amendment was adopted by a vote of the shareholders. The number of ---- shares voted for the amendment was sufficient for approval.

THIRD: If changing corporate name, the new name of the corporation is T-Netix Monitoring Corporation

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

          N/A

If these amendments are to have a delayed effective date, please list that date:_________________________________
            (Not to exceed ninety (90) days from the date of filing)

                                        T-NETIX INTERNATIONAL CORPORATION


                                        Signature /s/ John Giannaula
                                                  ------------------------------
                                        Title John Giannaula, Secretary

                          MAIL TO: SECRETARY OF STATE   FOR OFFICE USE ONLY  003
                              CORPORATIONS SECTION
                            1560 BROADWAY, SUITE 200               ____
                                DENVER, CO 8_202              _____________
                                 (303) 894-22_1         ________________________
MUST BE TYPED                  FAX (303)894-2242
FILING FEE: $5.00
MUST SUBMIT TWO COPIES

                                DPC 19901073882

                             STATEMENT OF CHANGE OF
PLEASE INCLUDE A TYPED        REGISTERED OFFICE OR
SELF ADDRESSED ENVELOPE     REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1961 and the Colorado Limited Liability Company Act, the undersigned, _________ under the laws of:

                                    Colorada

submits the following statement for the purpose of changing the registered office or the registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: T-NETIX MONITORING CORPORATION.

SECOND: Street address of current REGISTERED OFFICE is: 87 _________________, #100 ________ CO 60112
                           (include City, State, Zip)

and if changed, the new street address is: ____________________________________
                                                (include City, State, Zip)

THIRD: The name of the current REGISTERED AGENT IS: John Giannaula and if changed, the new registered agent is: __________________________

       Signature of New Registered Agent _______________________

       Principal place of business 1200 17th street Suits 3000 _________________
                                                (City, State, Zip)

The address of its registered office and the address of the business office of ___ registered agent, as changed, will be ___________.

FOURTH: It changing the principal place of business address ONLY, the new address is _____________________________________________________________________
________________________________________________________________________________


                                        Signature /s/ John Giannaula
                                                  ------------------------------
                                        Title John Giannaula, Secretary

CORPORATION SERVICE COMPANY                              CSC- Sacramento
www.incspot.com                                          Suite 100
                                                         2730 Gateway Oaks Drive
                                                         Sacramento, CA 95833
                                                         800-222-2122
                                                         916-563-2121 (Fax)

MATTER# T-NETIX PART II                            ORDER#       822025-10
PROJECT ID:                                        ORDER DATE   07/26/2004
Additional Reference: NOT PROVIDED
           ENTITY NAME:      T-NETIX MONITORING CORPORATION
           JURISDICTION:     Colorado-Division of Corporations

           REQUEST FOR:      Certified/Plain Copies
           DOCUMENT TYPE:    ALL DOCUMENTS ON FILE
           RESULT:           Document Retrieved

Ordered by MS JANET LAPOINTE at WHITE & CASE LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Vivien Mitchell
vmitchel@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.